MASTER SECURITY AGREEMENT


                  THIS MASTER SECURITY AGREEMENT, made as of December 30, 1997 ("AGREEMENT"), by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation with an address at 44 OLD RIDGEBURY ROAD, DANBURY, CONNECTICUT ("Secured Party"), and AZUREL, LTD., a corporation organized and existing under the laws of the state of New York with its chief executive offices located at 509 MADISON AVENUE, SUITE 804, NEW YORK, NEW YORK 10022 and PRIVATE LABEL COSMETICS, INC., a corporation organized and existing under the laws of the state of New Jersey with its chief executive offices located at 20-10 MAPLE AVENUE, FAIR LAWN, NJ 07410, jointly and severally ("Debtor").

                  In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby are acknowledged, Debtor and Secured Party hereby agree as follows:

     1.  CREATION OF SECURITY INTEREST.

         Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof ("COLLATERAL SCHEDULE"), and in and against any attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "COLLATERAL"). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "NOTES" and each a "NOTE"), and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "INDEBTEDNESS"). Notwithstanding the foregoing, and notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral ("PMSI COLLATERAL"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which have been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the "PMSI INDEBTEDNESS"), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

     Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

              (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

              (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "DEBT DOCUMENTS");

              (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

              (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

              (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

              (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents;

              (g) All financial statement delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

              (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

              (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in the case and use thereof;

              (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

              (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for
(i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "PERMITTED LIENS").

3.   COLLATERAL.

     (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successor, and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party, Debtor shall provide Secured Party with notice of the then current location of the Collateral.

     (b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws. and
(iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c) Debtor shall not, without the prior written consent of Secured Party,
(i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

     (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the

Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

     (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors and assigns, and their respective agents. shall have the right to examine, inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours.

     (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property and additions to the property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions shall be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

      (g)Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.   INSURANCE.

     The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with Company, in amounts and under Policies acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.   REPORTS.

     (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

     (b) Debtor agrees to furnish its annual financial statements and such interim statements its Secured Party may require in form satisfactory to Secured Party. Any and ill financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

6.   FURTHER ASSURANCES.

     (a) Debtor shall upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

     (b) Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

     (e) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.   EVENTS OF DEFAULT.

      Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

     (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

     (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

     (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

     (d) Debtor breaches any of its other obligations under any of the Debt Document and fails to cure the same within thirty (30) days after written notice thereof;

     (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

     (f) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise;

     (g) Any default by Debtor under any other agreement between Debtor and Secured Party;

     (h) Any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "GUARANTOR"), or if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor;

     (i) The appointment of a receiver for all or of any part of the property of Debtor or any Guarantor, or any assignment for the benefit of creditors by Debtor or any Guarantor; or

     (j) The filing of a petition by Debtor or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor or any Guarantor if the same is not dismissed within thirty (30) days of such filing.

8.   REMEDIES ON DEFAULT.

     (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

     (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of' the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

     (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation, attorneys, appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

     (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder. Debtor and Secured Party agree that such fees to the extent not in excess of twenty percent (20%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable.

     (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (f) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.   MISCELLANEOUS.

     (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor.

     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

     (c) Secured Party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with the agreement of the parties.

     (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

     (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter hereof and supercede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

     (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

          IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.


     SECURED PARTY                             DEBTOR:

     General Electric Capital Corporation      Azurel Ltd.


     By:/s/ James Trinacria                    By:/s/ Frank DeSimone
     Title: Senior Risk Manager                Title:Executive V.P. - CFO

                                               Private Label Cosmetics, Inc.


                                               By:/s/ Joseph Truitt Bell
                                               Title: Executive V.P.

               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS



                  The undersigned hereby certifies: (i) that he/she is the Secretary of Azurel Ltd., a New York corporation; (ii) that the following is a true, accurate and complete transcript of resolutions duly adopted at a meeting of the Board of Directors of said Corporation duly held on the 30th day of December, 1997, at which a quorum was present, and that the proceedings were in accordance with the Articles and by-laws of said Corporation; and (iii) that said resolutions have not been amended or revoked, and are in full force and effect.

                  "RESOLVED, that each of the officers of this Corporation whose name appears below, or the duly elected or appointed successor in office of any or all of them, be and hereby is authorized and empowered in the name and on behalf of this Corporation to borrow from General Electric Capital Corporation (hereinafter referred to as "GE Capital") from time to time, such sum or sums of money as in the judgment of such officer or officers the Corporation may require and to execute on behalf of the Corporation and to deliver to GE Capital in the form required by GE Capital a promissory note or notes of this Corporation evidencing the amount or amounts borrowed or any renewals and/or extensions thereof, such note or notes to bear such rate of interest and be payable in such installments and on such terms and conditions as such officer may agree to by his signature thereon.

                  FURTHER RESOLVED, that any of the aforesaid officers, or his duly elected or appointed successor in office, be and hereby is authorized and empowered to do any acts, including, but not limited to, the mortgage, pledge, or hypothecation from time to time with GE Capital of any or all the assets of this Corporation to secure such loan or loans and any other indebtedness or obligations, now existing or hereafter arising, of this Corporation to GE Capital, and to execute in the name of and on behalf of this Corporation, any chattel mortgages, notes, security agreements, financing statements, renewal, extension or consolidation agreements, and any other instruments deemed necessary or proper by GE Capital in respect of the collateral securing any indebtedness of this Corporation, and to affix the seal of this Corporation to any mortgage, pledge, or other such instrument if so required or requested by GE Capital.

                  FURTHER RESOLVED, that each said officer of this Corporation is hereby authorized to do and perform all other acts and deeds that may be requisite or necessary to carry fully into effect the foregoing resolutions.

                  FURTHER RESOLVED, that the officers referred to in the foregoing resolutions, their names and signatures are as follows:

Frank DeSimone                Executive V.P. - CFO          /s/ Frank DeSimone
--------------------------------------------------------------------------------
NAME                          TITLE                        SIGNATURE

----------------------------  ---------------------------- ---------------------


----------------------------  ---------------------------- ---------------------


----------------------------  ---------------------------- ---------------------


                  FURTHER RESOLVED, that GE is authorized to rely upon the aforesaid resolutions until receipt by it of written notice of any change, which changes of whatever nature shall not be effective as to GE Capital to the extent that it has theretofore relied upon the aforesaid resolutions in the above form."

                  IN WITNESS WHEREOF, I have set my hand and affixed the seal of said Corporation this 30th day of December, 1997.


     /s/ Van Christakos
     -----------------------------------
     Secretary



     (Corporate Seal)

                                 PROMISSORY NOTE

                                DECEMBER 30, 1997
                                -----------------
                                     (DATE)

    509 MADISON AVENUE, SUITE 804, NEW YORK, NEW YORK COUNTY, NEW YORK 10022
    ------------------------------------------------------------------------
                               (ADDRESS OF MAKER)

     FOR VALUE RECEIVED, Azurel Ltd. and Private Label Cosmetics, Inc. promises, jointly and severally, if more than one (each a "Maker"), to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 44 Old Ridgebury Road, Danbury, Connecticut 06810 or at such other place as Payee or the holder hereof may designate, the principal sum of Eight hundred thousand and 00/100 Dollars ($800,000.00), with interest thereon, from the date hereof through and including the dates of payment, at a fixed per annum simple interest rate of Eleven and 30/100 percent (11.30%).

     Subject to the other provisions hereof, the principal on this Note is payable in lawful money of the United States in forty-seven (47) consecutive monthly installments of Sixteen thousand six hundred sixty-six and 67/100 Dollars ($16,666.67) each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding unpaid principal. The first Periodic Installment shall be due and payable on January 1, 1998 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding period (each, a "Payment Date"). In addition to the payments of principal provided above, accrued interest shall be payable on the Payment Date. All payments shall be applied first to interest and then to principal. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 365 day year (366 day leap year).

     The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all relate documents pertaining hereto.

     This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which being hereinafter called a "Security Agreement").

     Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after the applicable due date, each Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or
     (ii) Maker is in default under or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest hereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

     The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:




     Prior to the first anniversary date of this Note:                               four percent     (4%)
     Thereafter and prior to the second annual anniversary date of this Note:        three percent    (3%)
     Thereafter and prior to the third annual anniversary date of this Note:         two percent      (2%)
     Thereafter and prior to the fourth annual anniversary date of this Note:        one percent      (1%)
     Thereafter and prior to the fifth annual anniversary date of this Note:         N/A percent      (N/A%)
     and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.


     It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or the Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or thereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or the Security Agreement whicha re made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

     The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "OBLIGOR") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agree that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

     THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NTOE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER RORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS,R ENEWALS, SUPPLEMTNS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

     No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

     Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

                                           AZUREL LTD.



      Van Christakos                      By:  /s/ Frank DeSimone     (L.S.)
     (Witness)                             (Signature)


      Van Christakos                          Frank DeSimone
     ---------------------------------     -----------------------------------
     (Print name)                          Print name (and title, if applicable)

                                                       133842844
     -----------------------------------   -----------------------------------
     (Address)                             (Federal tax identification number)

                                           PRIVATE LABEL COSMETICS, INC.


                                           By:/s/ Joseph Truitt Bell  (L.S.)
                                          (Signature)

                                             Joseph Truitt Bell
                                           ------------------------------------
                                           Print name (and title, if applicable)


                                                    13-1573923
                                           -----------------------------------
                                           (Federal tax identification number)

                           COLLATERAL SCHEDULE NO. 001


         THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of December 30,1 997 between GENERAL ELECTRIC CAPITAL CORPORATION as Secured Party and AZUREL LTD. AND PRIVATE LABEL COSMETICS, INC., jointly and severally as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated December 30, 1997 in the original principal amount of $800,000.00.

         All of Debtors' equipment and machinery now owned described on the Exhibit to Collateral Schedule No. 001 attached hereto and made a part hereof, together with all parts, accessories, attachments, substitutions, repairs, improvements and replacements and any and all proceeds thereof, including without limitation insurance proceeds.

     Equipment is located at 20-10 Maple Avenue, Fair Lawn, New Jersey 07410

     SECURED PARTY:                            DEBTOR:

     GENERAL ELECTRIC CAPITAL CORPORATION      AZUREL LTD.



     By: James Trinacria                       By:  /s/ Frank DeSimone

     Title: Senior Risk Analyst                Title:Executive V.P. - CFO

     Date:_____________________________        Date: December 30, 1997


                                               PRIVATE LABEL COSMETICS, INC.



                                               By: /s/ Joseph Truitt Bell

                                               Title: Executive V.P.

                                               Date: December 30, 1997

                     EXHIBIT TO COLLATERAL SCHEDULE NO. 001

                                  PAGE 1 OF 13



ITEM         QTY         DESCRIPTION OF              MANUFACTURER       MODEL             SERIAL #
                         ARTICLE

------------ ----------  --------------------------- ----------------  ----------------  --------------
1            5           ASSORTED HAND TRUCKS
------------ ----------  --------------------------- ----------------  ----------------  --------------

2            12          ASSORTED PORTABLE
                         PLATFORM SCALES
------------ ----------  --------------------------- ----------------  ----------------  --------------

3            13          PEDESTAL FANS
------------ ----------  --------------------------- ----------------  ----------------  --------------

4            17          DRUM DOLLIES
------------ ----------  --------------------------- ----------------  ----------------  --------------

5            LOT         APPROX. (200) SECTIONS
                         METAL ADJUSTABLE
                         SHELVING
------------ ----------  --------------------------- ----------------  ----------------  --------------

6            1           FLOOR VACUUM, HEAVY-        NILFISK           200
                         DUTY FACTORY TYPE
------------ ----------  --------------------------- ----------------  ----------------  --------------

7            9           ASSORTED SAFETY
                         LADDERS - 3-7 STEP
------------ ----------  --------------------------- ----------------  ----------------  --------------

8            10          HYDRAULIC PALLET
                         JACKS
------------ ----------  --------------------------- ----------------  ----------------  --------------

9            314         SECTIONS OF PALLET
                         RACKING - ASSORTED
                         MANUFACTURERS AND
                         DIMENSIONS
------------ ----------  --------------------------- ----------------  ----------------  --------------

10           1           STENCIL CUTTER -            DIAGRAPH
                         MANUAL TYPE
------------ ----------  --------------------------- ----------------  ----------------  --------------

11           4           ELECTRIC FORKLIFT           YALE UCC          ESC030ABN         9552678
                         TRUCK - STAND UP RIDER                        24SE083
                         TYPE, 3700 LB. CAP., 190"
                         LIFT (PLC #4)
------------ ----------  --------------------------- ----------------  ----------------  --------------

12           2           ELECTRIC FORKLIFT           YALE UCC          NR035ABN          556165
                         TRUCK - STAND UP RIDER                        N                 556166
                         TYPE, 3500 LB. CAP., 197"                     24SE089
                         LIFT W/BATTERY
                         CHARGER (PLS #5) (PLC
                         #3)
------------ ----------  --------------------------- ----------------  ----------------  --------------

13           1           ELECTRIC FORKLIFT           PRIME MOVER       RR34B             194256
                         TRUCK - STAND UP RIDER
                         TYPE, 4000 LB. CAP., 180"
                         LIFT W/BATTERY
                         CHARGER (PLC #7)
------------ ----------  --------------------------- ----------------  ----------------  --------------

14           1           ELECTRIC FORKLIFT           YALE UCC          NEOMAN24          419399
                         TRUCK - STAND UP RIDER                        ST03
                         TYPE, 3000 LB. CAP., 181"
                         LIFT (PLC #6)
------------ ----------  --------------------------- ----------------  ----------------  --------------

15           1           ELECTRIC PALLET JACK -      YALE UCC          MPW060LC          555403
                         6000 LB. CAP W/BATTERY                        M
                         CHARGER                                       2472748
------------ ----------  --------------------------- ----------------  ----------------  --------------

16           1           ELECTRIC PALLET JACK -      YALE              N/A               N/A
                         6000 LB. CAP. W/BATTERY
                         CHARGER (IN STORAGE -
                         AS IS)
------------ ----------  --------------------------- ----------------  ----------------  --------------

17           1           HYDRAULIC LIFT              OLSON                               88113-8
------------ ----------  --------------------------- ----------------  ----------------  --------------

18           2           DOCK BOARDS
------------ ----------  --------------------------- ----------------  ----------------  --------------

19           1           PRODUCTION-THREE            KENT              13X32             KMC-1
                         ROLL MILL - 13" X 32"
                         ROLLS, MANUAL ROLL
                         SET
------------ ----------  --------------------------- ----------------  ----------------  --------------

20           1           PRODUCTION THREE            KENT              9X24              KMC-3
                         ROLL MILL - 9" X 24"
                         ROLLS, MANUAL ROLL
                         SET
------------ ----------  --------------------------- ----------------  ----------------  --------------

21           1           LABORATORY THREE            DAY               5X12              KMC-4
                         ROLL MILL - 5" X 12"
                         ROLLS, MANUAL ROLL
                         SET

------------ ----------  --------------------------- -----------------------  ----------------  --------------

22           1           LABORATORY THREE            HILDEBRAND               5X12              KMC-2
                         ROLL MILL - 5" X 12"
                         ROLLS, MANUAL ROLL
                         SET
------------ ----------  --------------------------- -----------------------  ----------------  --------------

23           11          STAINLESS STEEL             GROEN                    N60               15603
                         HEMISPHERICAL                                                          15603
                                                                                                88900
                                                                                                16440
                                                                                                85532
                                                                                                0231
                                                                                                85532
                                                                                                82980
                                                                                                88960
                                                                                                2-N/A
------------ ----------  --------------------------- -----------------------  ----------------  --------------

24           4           STAINLESS STEEL             GROEN                    DN10              54574
                         HEMISPHERICAL TILTING                                                  54573
                         KETTLES - 10 GAL. CAP.                                                 54571
                                                                                                2429
------------ ----------  --------------------------- -----------------------  ----------------  --------------

                                      -2-





------------ ----------  --------------------------- -----------------------  ----------------  --------------
25           4           STAINLESS STEEL             GROEN                    N100              00992
                         HEMISPHERICAL                                                          82162
                         KETTLES - 100 GAL. CAP.
------------ ----------  --------------------------- -----------------------  ----------------  --------------

26           7           STAINLESS STEEL             GROEN                    N30               05145
                         HEMISPHERICAL                                                          05345
                         KETTLES - 30 & 40 GAL.                                                 41569H
                         CAP.                                                                   05551
                                                                                                05551
------------ ----------  --------------------------- -----------------------  ----------------  --------------

27           1           STAINLESS STEEL             HUBBERT                                    8359
                         HEMISPHERICAL KETTLE
                         - 50 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

28           2           STAINLESS STEEL             GROEN                    DM20              87081
                         HEMISPHERICAL TILTING
                         KETTLES - 20 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

29           1           STAINLESS STEEL             LEGION                   LT20              1443
                         HEMISPHERICAL KETTLE
                         - 20 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

30           2           STAINLESS STEEL             LEE                                        65J
                         HEMISPHERICAL
                         KETTLES - 150 GAL. CAP.
------------ ----------  --------------------------- -----------------------  ----------------  --------------

31           1           STAINLESS STEEL
                         HEMISPHERICAL KETTLE
                         - 80 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

32           1           STAINLESS STEEL             GROEN
                         HEMISPHERICAL TILTING
                         KETTLE - 30 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

33           4           STAINLESS STEEL             LEGION &                 124883            682442
                         HEMISPHERICAL               HUBBERT                                    70237
                         KETTLES - 30 & 40 GAL.                                                 661989
                         CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

34           1           STAINLESS STEEL             GROEN                    DEE-4/20          656
                         HEMISPHERICAL TILTING
                         KETTLE - 20 GAL. CAP.,
                         SELF-CONTAINED
                         ELECTRICAL HEATING
                         SYSTEM

------------ ----------  --------------------------- -----------------------  ----------------  --------------

35           2           STAINLESS STEEL             GROEN                    F50               22043
                         HEMISPHERICAL                                        F40               31437
                         KETTLES - 40 & 50 GAL.
                         CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

36           8           PORTABLE VARIABLE           PARAMETRICS
                         SPEED AGITATORS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

37           1           ULTRASONIC CLEANER          BRANSON                  P501216W          25874378

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -3-





------------ ----------  --------------------------- -----------------------  ----------------  --------------

38           2           VACUUM PUMPS - 1/4 HP       GAST

------------ ----------  --------------------------- -----------------------  ----------------  --------------

39           LOT         (7) ASST. LIPSTICK CHILL
                         TABLES - 2 1/2" X 4" TO 3"
                         X 6" SIZES
                         W/REFRIGERATION
                         SYSTEMS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

40           LOT         (15) ASSORTED               KEMWALL
                         ELECTRICALLY HEATED         VAN ALST
                         LIPSTICK KETTLES, ALL       STA WARM
                         WITH SLOW SPEED
                         CENTER AGITATION

------------ ----------  --------------------------- -----------------------  ----------------  --------------

41           LOT         LIPSTICK MOLDS (A
                         SCHEDULE OF LIPSTICK
                         MOLDS SUPPLIED BY
                         PRIVATE LABEL
                         COSMETICS IS ENCLOSED)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

42           3           PULVERIZERS - STIRRUP       MIKRO PUL                1SH               L0716
                         HAMMER TYPE                                                            5042
                         W/HORIZONTAL SCREW                                                     6252
                         FEED W/NON-STAINLESS
                         STEEL CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

43           1           PULVERIZER - STIRRUP        MIKRO PUL                1S1               61698
                         HAMMER TYPE
                         W/INCLINED SCREW FEED
                         W/STAINLESS STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

44           5           PULVERIZERS - STIRRUP       MIKRO PUL                2DH               77J5264
                         HAMMER TYPE                                                            65J143
                         W/DOUBLE HORIZONTAL                                                    62J3143
                         SCREW FEED W/NON-                                                      78J5299
                         STAINLESS STEEL                                                        N/A
                         CONTACT PARTS ((1)
                         PULVERIZER IS PART OF
                         UNITED JERSEY BANK
                         LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

45           1           PULVERIZER - STIRRUP        MIKRO PUL                2DH               9812
                         HAMMRE TYPE
                         W/DOUBLE HORIZONTAL
                         SCREW FEED W/NON-
                         STAINLESS STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------




                                      -4-



------------ ----------  --------------------------- -----------------------  ----------------  --------------

46           3           PADDLE BLENDERS -           RAPIDS                   MARION            59158
                         APPROX. 80 CU. FT. CAP.     MACHINERY                MIXER             63010
                                                                                                N/A
                         W/CARBON STEEL
                         CONTACT PARTS
                         W/BUCKET ELEVATOR
                         FOR INFEEDING

------------ ----------  --------------------------- -----------------------  ----------------  --------------

47           2           RIBBON BLENDER S-           J.H. DAY                                   77365
                         APPROX. 5 CU. FT. CAP.                                                 82545
                         W/STAINLESS STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

48           1           RIBBON BLENDER -            J.H. DAY                                   81629
                         APPROX. 17 CU. FT. CAP.
                         W/STAINLESS STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

49           4           RIBBON BLENDERS -           J.H. DAY                                   73101(3)
                         APPROX. 36 CU. FT. CAP.                                                N/A
                         W/CARBON STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

50           1           RIBBON BLENDER -            S. HOWES
                         APPROX. 20 CU. FT. CAP.
                         W/CARBON STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

51           3           RIBBON BLENDERS -           J.H.
                         APPROX. 10 CU. FT. CAP.     DAY/STANDARD/
                         W/CARBON STEEL              MUNSON
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

52           1           COMPOUND GEARED             J.H. DAY
                         PONY MIXER - APPROX. 80
                         GAL. CAP., DOUBLE
                         MOTION AGITATION

------------ ----------  --------------------------- -----------------------  ----------------  --------------

53           3           COMPOUND GEARED             J.H. DAY
                         PONY MIXERS - 40, 20 AND
                         5 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------


54           1           DOUBLE ARM MIXER -          J.H. DAY                 CINCINAT
                         APPROX. 50 GAL. CAP.                                 TUS
                         W/CARBON STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -5-





------------ ----------  --------------------------- -----------------------  ----------------  --------------

55           1           CHECKWEIGHER - SOLID        CINTEX                   CS250             11641
                         STATE ELECTRICS, ALL
                         STAINLESS STEEL
                         CONSTRUCTION (PART OF
                         UNITED JERSEY BANK
                         LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

56           1           SEMIAUTOMATIC               MATEER                   31A
                         POWDER FILLER - SINGLE
                         AUGER TYPE, STAINLESS
                         STEEL CONTACT PARTS,
                         AGITATED HOPPER,
                         ROTARY COUNTER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

57           5           ASSORTED PACK-OUT
                         TABLES - 30' TO 50' LONG,
                         ALL WITH CENTER BELT
                         CONVEYOR

------------ ----------  --------------------------- -----------------------  ----------------  --------------

58           1           CONTAINER TRANSFER          CONTROL PRINT
                         UNIT - SIDE BELT TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

59           1           AUTOMATIC POWDER            AMS                      A400              A400137
                         FILLER - SINGLE AUGER
                         TYPE, STAINLESS STEEL
                         CONTACT PARTS,
                         AGITATED HOPPER,
                         BOTTOM-UP FILL
                         CAPABLE, SOLID STATE
                         CONTROLS (PART OF
                         UNITED JERSEY BANK
                         LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

60           2           AUTOMATIC POWDER            MATEER                   33A               A-359
                         FILLERS - SINGLE AUGER                                                 2638-
                         TYPE, STAINLESS STEEL                                                  A4642
                         CONTACT PARTS,
                         AGITATED HOPPER,
                         BOTTOM-UP FILL
                         CAPABLE, SOLID STATE
                         CONTROLS, DIGICOUNT
                         CONTROLS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

61           1           SEMIAUTOMATIC               MATEER                   31A               12238
                         POWDER FILLER - SINGLE
                         AUGER TYPE, STAINLESS
                         STEEL CONTACT PARTS,
                         AGITATED HOPPER,
                         DIGICOUNT CONTROL

------------ ----------  --------------------------- -----------------------  ----------------  --------------




                                      -6-



------------ ----------  --------------------------- -----------------------  ----------------  --------------

62           8           POWDER COMPACTING           KEMWALL
                         PRESSES - MECHANICAL
                         TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

63           3           POWDER COMPACTING           CAVALA                                     10075
                         PRESSES - HYDRAULIC                                                    10074
                         TYPE                                                                   N/A

------------ ----------  --------------------------- -----------------------  ----------------  --------------

64           1           LOT OF DIES, CHANGE
                         PARTS, ET.C, FOR
                         KEMWALL AND CAVALA
                         POWDER COMPACTING
                         PRESSES

------------ ----------  --------------------------- -----------------------  ----------------  --------------

65           1           PAPER UNWIND/VACUUM/        CAVALA
                         REWIND UNIT

------------ ----------  --------------------------- -----------------------  ----------------  --------------

66           1           POWDER PRESS-SPECIAL        VENTRACO
                         HORIZONTAL DESIGN
                         W/TOOLING (PART OF
                         UNITED JERSEY BANK
                         LEASE) (*SEE NOTE IN
                         LETTER)

------------ ----------  --------------------------- -----------------------  ----------------  --------------


67           1           STAINLESS STEEL             LEE                                        A4434-
                         HEMISPHERICAL KETTLE                                                   A11976
                         - 100 GAL. CAP., DOUBLE
                         MOTION AGITATION
                         W/VARIABLE SPEED
                         DRIVE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

68           1           STAINLESS STEEL             LEE                                        140-T
                         HEMISPHERICAL KETTLE
                         - 500 GAL. CAP., DOUBLE
                         MOTION AGITATION
                         W/VARIABLE SPEED
                         DRIVE W/PNEUMATIC
                         TILT-OUT BRIDGE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

69           1           HOMO MIXER - 2 HP           ARDE BACENCO

------------ ----------  --------------------------- -----------------------  ----------------  --------------

70           1           STAINLES STEEL              GROEN                    GN150SP           27350
                         HEMISPHERICAL KETTLE
                         -150 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

71           1           STAINLESS STEEL             GROEN                    TA500SP           54342
                         HEMISPHERICAL KETTLE
                         - 500 GAL. CAP., DOUBLE
                         MOTION AGITATION

------------ ----------  --------------------------- -----------------------  ----------------  --------------



                                      -7-



------------ ----------  --------------------------- -----------------------  ----------------  --------------

72           2           STAINLESS STEEL             GROEN                    DN/TA-40SP        58000
                         HEMISPHERICAL                                                          58010
                         KETTLES - 40 GAL. CAP.,
                         DOUBLE MOTION
                         AGITATION W/VARIABLE
                         SPEED DRIVE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

73           1           STAINLESS STEEL             GROEN
                         HEMISPHERICAL KETTLE
                         - 80 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

74           1           STAINLESS STEEL             GROEN                    N125SP            02318
                         HEMISPHERICAL KETTLE
                         - 125 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

75           2           STAINLESS STEEL             LEE                                        170-R
                         HEMISPHERICAL                                                          169-R
                         KETTLES - 150 GAL. CAP.,
                         DOUBLE MOTION
                         AGITATION W/VARIABLE
                         SPEED DRIVE
                         W/PNEUMATIC TILT OUT
                         BRIDGE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

76           1           AUTO-STOP LIQUID            NEPTUNE                  S442
                         METER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

77           2           STAINLES STEEL              LEE
                         HEMISPHERICAL
                         KETTLES - 100 GAL. CAP.,
                         SHALLOW TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

78           1           VERTICAL MOREHOUSE          MOREHOUSE                B1400
                         MILL - 20 HP,               COWLES
                         MICROMETER
                         ADJUSTMENT

------------ ----------  --------------------------- -----------------------  ----------------  --------------

79           1           STAINLESS STEEL             HUBBERT                                    10563-9
                         HEMISPHERICAL KETTLE
                         -80 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

80           2           HOBART-TYPE                 GLEN                                       474
                         PLANETARY MIXERS-                                                      473
                         APPROX. 20 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

81           1           HOBART-TYPE                 FALFUS
                         PLANETARY MIXER -
                         APPROX. 20 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

82           1           HOBART-TYPE                 READ
                         PLANETARY MIXER -
                         APPROX. 20 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -8-






------------ ----------  --------------------------- -----------------------  ----------------  --------------

83           1           STAINLESS STEEL             GIFFORD                  AC1MIXED          118882
                         HEMISPHERICAL KETTLE        WOOD/HUBBERT
                         - 1000 GAL. CAP., TRIPPLE
                         MOTION AGITATION

------------ ----------  --------------------------- -----------------------  ----------------  --------------


84           1           STAINLESS STEEL             GROEN/KMC                SA-F-500          6888
                         HEMISPHERICAL KETTLE
                         - 500 GAL. CAP., DOUBLE
                         MOTION "TA" AGITATION
                         W/VARIABLE SPEED
                         DRIVE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

85           1           STAINLESS STEEL             GROEN/KMC                N80
                         HEMISPHERICAL KETTLE
                         - 80 GAL. CAP., DOUBLE
                         MOTION "TA" AGITATION
                         W/HOMO MIXER (PART OF
                         UNITED JERSEY BANK
                         LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

86           1           COLLOID MILL -              CHARLOTTE                ND2               N/A
                         STAINLESS STEEL
                         CONTACT PARTS,
                         DIRECTLY COUPLED TO 2
                         HP MOTOR

------------ ----------  --------------------------- -----------------------  ----------------  --------------

87           1           POSITIVE DISPLACEMENT       WAUKESHA                 25D0              N/A
                         PUMP-STAINLESS STEEL
                         CONTACT PARTS
                         W/VARISPEED DRIVE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

88           2           DOUBLE DIAPHRAGM            WARREN RUPP              SANDPIPER         N/A
                         PUMPS - STAINLESS STEEL
                         CONTACT PARTS, 2"
                         INLET/OUTLET

------------ ----------  --------------------------- -----------------------  ----------------  --------------

89           3           DOUBLE DIAPHRAHM            WARREN RUPP              SANDPIPER         N/A
                         PUMPS-STAINLESS STEEL
                         CONTACT PARTS, 1"
                         INLET/OUTLET

------------ ----------  --------------------------- -----------------------  ----------------  --------------

90           1           PIPELINE MIXER -            PREMIER                  MXS-3             90853-95-
                         STAINLESS STEEL                                                        0063
                         CONTACT PARTS, 5 HP

------------ ----------  --------------------------- -----------------------  ----------------  --------------

91           1           STAINLESS STEEL             LEE                                        387
                         HEMISPHERICAL KETTLE
                         - 200 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

92           2           STAINLESS STEEL             GROEN                    N40SP             41569A
                         HEMISPHERICAL                                                          N/A
                         KETTLES - 40 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -9-



------------ ----------  --------------------------- -----------------------  ----------------  --------------

93           2           STAINLESS STEEL             GROEN                    F40               22672
                         HEMISPHERICAL                                                          N/A
                         KETTLES - 40 GAL. CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

94           1           HOMO MIXER,                 GREERCO                  N/A               N/A
                         FRACTIONAL HP

------------ ----------  --------------------------- -----------------------  ----------------  --------------

95           1           VERTICAL MOREHOUSE          MOREHOUSE                N/A               N/A
                         MILL - LABORATORY           COWLES
                         TYPE, STAINLESS STEEL
                         CONTACT PARTS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

96           1           VERTICAL OPEN TOP
                         STAINLESS STEEL TANK -
                         60 GAL. CAP.,
                         W/PORTABLE STAND
                         MOUNTED 5 HP
                         AGITATOR

------------ ----------  --------------------------- -----------------------  ----------------  --------------

97           9           ASSORTED PORTABLE           LIGHTNIN &
                         AGITATORS                   OTHERS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

98           1           STAINLESS STEEL             GROEN                    TDH/720           2120
                         HEMISPHERICAL KETTLE
                         - 20 GAL. CAP., TILTING
                         TYPE, SELF CONTAINED
                         ELECTRIC HEATING
                         SYSTEM

------------ ----------  --------------------------- -----------------------  ----------------  --------------

99           LOT         LABORATORY STORAGE
                         CABINETS APPROX. 48"
                         CHEMICAL RESISTANT
                         COUNTER TOP

------------ ----------  --------------------------- -----------------------  ----------------  --------------

100          LOT         LABORATORY AND              FISHER
                         GLASSWARE STORAGE           SCIENTIFIC
                         CABINETS CONSISTING
                         OF:
                         -(27) GLASSWARE
                         STORAGE CABINETS -
                         WALL MOUNTED, SLIDING
                         GLASS DOOR TYPE
                         - LABORATORY STORAGE
                         CABINETS - APPROX. 142",
                         CHEMICAL RESISTANT
                         COUNTER TOP W/(3) SINKS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

101          2           POWDER COMPACTING           CARVER                   1161-2            C-108
                         PRESSES - LABORATORY                                 300               N/A
                         TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

102          1           VISCOMETER                  BROOKFIELD               LVT               14163

------------ ----------  --------------------------- -----------------------  ----------------  --------------

103          1           MICROSCOPE                  BAISCH & LOMB

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -10-





------------ ----------  --------------------------- -----------------------  ----------------  --------------

104          1           PH METER                    METROHM                  632

------------ ----------  --------------------------- -----------------------  ----------------  --------------

105          1           CAPILLARY MELTING           A.H. THOMAS              C427F10           71-841
                         POINT APPARATUS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

106          1           ANALYTICAL BALANCE -        SARTORIUS                2432              182236
                         MECHANICAL TYPE, 200
                         GRAM CAP.

------------ ----------  --------------------------- -----------------------  ----------------  --------------

107          1           MELTING POINT               FISHER JOHNS                               4012
                         APPARATUS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

108          1           LABORATORY FUME             LABCONCO                 47700             23703
                         HOOD

------------ ----------  --------------------------- -----------------------  ----------------  --------------

109          1           INFARED                     PERKIN ELMER             710B              129428
                         SPECTROPHOTOMETER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

110          1           INCUBATOR -                 PRECISION                31535             940601
                         MECHANICAL
                         CONVECTION TYPE,
                         DIGITAL CONTROLS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

111          2           INCUBATORS                  FISHER/LABLINE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

112          2           ELECTRONIC SCALES           SARTORIUS                QS4000

------------ ----------  --------------------------- -----------------------  ----------------  --------------

113          2           LABORATORY HOMO             GREERCO
                         MIXERS W/STAND

------------ ----------  --------------------------- -----------------------  ----------------  --------------

114          5           LABORATORY
                         AGITATORS W/STANDS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

115          7           ELECTRONIC SCALES           SARTORIOUS               43600P

------------ ----------  --------------------------- -----------------------  ----------------  --------------

116          1           SIEVE SHAKER                CSC SCIENTIFIC
                         W/STANDARD SIEVE SET        18480

------------ ----------  --------------------------- -----------------------  ----------------  --------------

117          1           PLASTIC TUBE SEALER         A LINE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

118          1           LABORATORY SINGLE           KITCHEN AID
                         PLANETARY MIXER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

119          1           ELECTRONIC BALANCE          A&D                      FX2000            5218641

------------ ----------  --------------------------- -----------------------  ----------------  --------------

120          1           UNIVERSAL                   HUMBLE
                         PENETROMETER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

121          1           PH METER                    ORION

------------ ----------  --------------------------- -----------------------  ----------------  --------------

122          1           DIGITAL FORCE GAUGE         CHATILLON                DF12

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -11-






------------ ----------  --------------------------- -----------------------  ----------------  --------------

123          LOT         LABORATORY
                         GLASSWARE, SUPPLIES
                         AND ASSORTED
                         APPARATUS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

124          4           ELECTRONIC SCALES           SARTORIUS                QS4000            125

------------ ----------  --------------------------- -----------------------  ----------------  --------------

125          1           REFRIGERATOR -              HOWARD                   APPALO
                         INDUSTRIAL, 2 DOOR                                   LINE
                         TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

126          1           AUTOMATIC TUBE FILLER       UNIPAC                   COMBI-            10201409
                         - SINGLE PISTON TYPE,                                MATIC             3-10M
                         COMPUTERIZED                                         SILVER 100
                         ELECTRONIC CONTROLS,
                         PLASTIC HEAD
                         W/PORTABLE SHILLER          HESLAB                   CFT-75
                         (PART OF UNITED JERSEY
                         BANK LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

127          1           AUTOMATIC TUBE FILLER       KALIX                    KX14B             2452
                         SINGLE PISTON TYPE,
                         PLASTIC HEAD

------------ ----------  --------------------------- -----------------------  ----------------  --------------

128          3           MODIFIED AUTOMATIC          KALIX                    KX60              1533
                         TUBE FILLERS - SINGLE                                                  2309
                         PISTON TYPE                                                            2063
                         W/O TUBE
                         CRIMPTING/SEALING
                         (THESE UNITS HAEV BEEN
                         CONVERTED TO
                         MASCARA FILLERS)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

129          1           AUTOMATIC TUBE FILLER       ARENCO                   GAB               48729
                         - SINGLE PISTON TYPE,
                         PLASTIC HEAD

------------ ----------  --------------------------- -----------------------  ----------------  --------------

130          1           AUTOMATIC STRAIGHT          COZZOLI                  VR5200            340
                         LINE FILLER - (4) PISTON
                         TYPE, BOTTOM-UP FILL
                         CAPABLE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

131          1           AUTOMATIC STRAIGHT          COZZOLI
                         LINE FILLER - (2) PISTON
                         TYPE, BOTTOM-UP FILL
                         CAPABLE

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -12-





------------ ----------  --------------------------- -----------------------  ----------------  --------------

132          1           AUTOMATIC STRAIGHT          KMC                      TPFAMKI           12923
                         LINE FILLER - (2) PISTON
                         TYPE, BOTTOM-UP FILL
                         CAPABLE (PART OF
                         UNITED JERSEY BANK
                         LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

133          3           AUTOMATIC TWO LANE          ELGIN                    TWIN              6599
                         FILLERS - TWO (2) PISTON                                               (2) N/A
                         TYPE, BOTTOM-UP FILL
                         CAPABLE, MANUAL
                         CONTAINER INFEED

------------ ----------  --------------------------- -----------------------  ----------------  --------------

134          1           SEMIAUTOMATIC SINGLE        DUMEK                    N/A               N/A
                         PISTON FILLER -
                         ELECTRICALLY HEATED
                         AND AGITATED HOPPER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

135          1           SEMIAUTOMATIC SINGLE        KALISH                   N/A               N/A
                         PISTON FILLER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

136          2           SEMIAUTOMATIC HOT           ERWEKA                   SG3W              20638
                         FILL FILLERS - SINGLE                                KE1               B040227
                         NOZZLE TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

137          1           SEMIAUTOMATIC HOT           CAVALLA
                         FILL FILLER - EIGHT (8)
                         NOZZLE TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

138          1           HOT FILL FILLING            CAVALLA
                         SYSTEM W/(2) VIBRATORY      (TECHNICOLL)
                         BOWL CONTAINER
                         FEEDERS W/HOT FILL
                         FILLER, SINGLE NOZZLE
                         TYPE W/TRANSFER
                         CONVEYOR - 4" WIDE
                         W/COOLING TUNNEL
                         SECTION

------------ ----------  --------------------------- -----------------------  ----------------  --------------

139          4           PACK-OUT TABLES -
                         APPROX. 60' LONG, EACH
                         WITH CENTER BELT
                         CONVEYOR AND SIMPLE
                         LIPSTICK FLAMING
                         STATIONS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

140          6           PACK-OUT TABLES
                         APPROX. 50' LONG, EACH
                         WITH CENTER BELT
                         CONVEYOR

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -13-




------------ ----------  --------------------------- -----------------------  ----------------  --------------

141          3           PACK-OUT TABLES -
                         APPROX. 30' LONG,E ACH
                         WITH CENTER BELT
                         CONVEYOR

------------ ----------  --------------------------- -----------------------  ----------------  --------------

142          1           PACK-OUT TABLES -
                         APPROX. 60' LONG, EACH
                         WITH CENTER BELT
                         CONVEYOR

------------ ----------  --------------------------- -----------------------  ----------------  --------------

143          1           INK JET CODER (PART OF      VIDEOJET                 EXCEL 100         HE93E190
                         UNITED JERSEY BANK                                                     11
                         LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

144          1           INDUSTRIAL MICROWAVE        LITTON                   70/80
                         OVEN

------------ ----------  --------------------------- -----------------------  ----------------  --------------

145          1           SEMIAUTOMATIC               BIVANS                   TUCK-O-
                         CARTON ERECTOR                                       MAT

------------ ----------  --------------------------- -----------------------  ----------------  --------------

146          1           SEMIAUTOMATIC BAG           AUTOMATED                H-100
                         OPENER/SEALER - ROLL        PACKAGING
                         FEED TYPE                   SYSTEMS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

147          2           SEMIAUTOMATIC CAP           SWANMATIC
                         TIGHTENERS

------------ ----------  --------------------------- -----------------------  ----------------  --------------

148          2           INK JET CODERS              VIDEOJET                 EXCEL 100         89E20006
                                                                              EXCEL 100         89V24012

------------ ----------  --------------------------- -----------------------  ----------------  --------------

149          1           STAINLESS STEEL             GROEN                    DEE/1-20SP        325E
                         HEMISPHERICAL KETTLE
                         - 20 GAL. CAP., TILTING
                         TYPE W/SELF CONTAINED
                         ELECTRIC HEATING
                         SYSTEM

------------ ----------  --------------------------- -----------------------  ----------------  --------------

150          1           "L" BAR SEALER AND          CLAMCO
                         SHRINK TUNNEL

------------ ----------  --------------------------- -----------------------  ----------------  --------------

151          2           LABEL CODING                GUHL &
                         MACHINES                    SCHEPLER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

152          1           TORQUE TESTER -             OWENS ILLINOIS
                         MANUAL TYPE

------------ ----------  --------------------------- -----------------------  ----------------  --------------

153          1           SEMIAUTOMATIC               TUCK                     TUCKOMA
                         PRESSURE SENSITIVE                                   TIC
                         LABELER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

154          1           PNEUMATIC PISTON PUMP       GRACO                    JTF               205837

------------ ----------  --------------------------- -----------------------  ----------------  --------------

                                      -14-






------------ ----------  --------------------------- -----------------------  ----------------  --------------

155          1           AIR COMPRESSOR - 25 HP,     CHAMPION
                         TANK MOUNTED TYPE
                         (PART OF UNITED JERSEY
                         BANK LEASE)

------------ ----------  --------------------------- -----------------------  ----------------  --------------

156          1           AIR COMPRESSOR - 25 HP,     BINKS                    33                1069
                         TANK MOUNTED TYPE
                         W/REFRIGERATOR AIR          ZERNJ                    R55A              R13247
                         DRYER

------------ ----------  --------------------------- -----------------------  ----------------  --------------

157          1           PACKAGED STEAM              NORTH                    4350PBA
                         GENERATOR - 150 PSI, 2,     AMERICAN
                         100,000 BTU/HR, GIL OR
                         GAS FIRED

------------ ----------  --------------------------- -----------------------  ----------------  --------------

158          1           PACKAGED BOILER - 15        FEDERAL                  AST-G-            82-157B
                         PSI, OIL OR GAS FIRED                                250SP

------------ ----------  --------------------------- -----------------------  ----------------  --------------

159          LOT         EQUIPMENT AND
                         SUPPLIES IN THE REPAIR
                         SHOP, INCLUDING BUT
                         NOT LIMITED TO THE
                         FOLLOWING ITEMS:
                         - DOUBLE END GRINDER
                         - PEDESTAL DRILL PRESS
                         - LATHE                     CONTINENTAL              DPF14-12          D6670
                         - BENCH DRILL PRESS         SOUTHBEND                5/8"              CL370
                         - OXY-ACETYLENE                                      A
                         BURNING RIG                 CRAFTSMAN                230M
                         - WELDER                    NASSAU                   AC/DC             JH317510
                         - WELDER                    RESEARCH
                         - TABLE SAW                 CRAFTSMAN                300
                         - PIPE THREADER             RIGID
                         - HORIZONTAL BAND SAW

------------ ----------  --------------------------- -----------------------  ----------------  --------------


                                      -15-


------------ ----------  --------------------------- -----------------------  ----------------  --------------

160          LOT         EQUIPMENT IN STORAGE
                         INCLUDING BUT NOT
                         LIMITED TO THE
                         FOLLOWING ITEMS:
                         - (2) POWDER                KEMWALL
                         COMPACTING PRESSES
                         - (4) ASST. STAINLESS
                         STEEL TANKS                 MOYNO
                         - PROGRESSIVE CAVITY
                         PUMP W/STAINLESS
                         STEEL CONTACT PARTS
                         - (3) ASST. COLLOID MILLS
                         W/STAINLESS STEEL           EPPENBACK
                         CONTACT PARTS
                         - (2) ASST. HOMO MIXERS
                         W/STAINLESS STEEL           EPPENBACH
                         CONTACT PARTS
                         - CONTAINER TRANSFER
                         UNIT - SIDE BELT TYPE
                         - BOTTOM CODER - SIDE
                         BELT TYPE                   CONTROL PRING
                         - (2) ASST. LIPSTICK
                         KETTLES

------------ ----------  --------------------------- -----------------------  ----------------  --------------

161          LOT         OFFICE FURNITURE AND
                         OFFICE EQUIPMENT
                         CONSISTING OF:
                         - TELEPHONE SYSTEM
                         - CLOSED CIRCUIT
                         TELEVISION SECURITY
                         AND OBSERVATION
                         SYSTEM
                         - THIS LOT INCLUDES ALL
                         OF THIS CATEGORY
                         LOCATED THROUGHOUT
                         THE FACILITY

------------ ----------  --------------------------- -----------------------  ----------------  --------------

162          LOT         COMPUTER EQUIPMENT
                         AS PER ATTACHED LIST

------------ ----------  --------------------------- -----------------------  ----------------  --------------

                      CERTIFICATE OF DELIVERY/INSTALLATION



     UNDERSIGNED HEREBY CERTIFY THAT ALL EQUIPMENT AND PROPERTY COVERED BY A SECURITY AGREEMENT OR CHATTEL MORTGAGE DATED DECEMBER 30, 1998 AND NOTE DATED DECEMBER 30, 1998, BETWEEN GENERAL CAPITAL CORPORATION ("SECURED PARTY") AND UNDERSIGNED HAS BEEN DELIEVRED TO UNDERSIGNED AND THAT ANY AND ALL INSTALLATION HAS BEEN SATISFACTORILY COMPLETED. IN ORDER TO INDUCE SECURED PARTY TO ADVANCE THE LOAN EVIDENCED BY SUCH NOTE, UNDERSIGNED HEREBY WAIVE ANY DEFENSE, COUNTERCLAIM OR OFFSET THEREUNDER AS
     AGAINST SECURED PARTY.



                                           AZUREL LTD.



                                           BY: /s/ Frank DeSimone

                                           TITLE: Executive V.P. - CFO

                                           DATED: December 30, 1997


                                           PRIVATE LABEL COSMETICS, INC.


                                           BY:/s/ Joseph Truitt Bell

                                           TITLE: Executive Vice President

                                           DATE: December 30, 1997

                                           DATE:_______________




     GENERAL ELECTRIC CAPITAL CORPORATION
     44 OLD RIDGEBURY ROAD
     DANBURY, CT 06810

     GENTLEMEN:

                  YOU ARE HEREBY IRREVOCABLY AUTHORIZED AND DIRECTED TO DELIVER AND APPLY THE PROCEEDS OF YOUR LOAN TO THE UNDERSIGNED EVIDENCED BY THAT NOTE DATED ________________ AND SECURED BY THAT SECURITY AGREEMENT OR CHATTEL MORTGAGE DATED ________________, AS FOLLOWS:


              FINOVA CAPITAL CORPORATION             $399,655.62
              111 WEST 40TH STREET
              NEW YORK, NY 10018

              AZUREL LTD.                            $400,344.387
              509 MADISON AVENUE
              NEW YORK, NY 10022

                  THIS AUTHORIZATION AND DIRECTION IS GIVEN PURSUANT TO THE SAME AUTHORITY AUTHORIZING THE ABOVE-MENTIONED BORROWING.

                                             AZUREL LTD.


                                             BY: /s/ Frank DeSimone

                                             TITLE:Executive V.P. - CFO

                                             DATED: December 30, 1997

                                             PRIVATE LABEL COSMETICS, INC.


                                             BY: /s/ Joseph Truitt Bell

                                             TITLE: Executive V.P.